UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

THERMOGENESIS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-16375 (Commission File Number)	94-3018487 (I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California 95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

Item 2. Results of Operations and Financial Condition.

On May 10, 2006, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2006. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

In its press release the Company included certain historical non-GAAP financial measures, as defined in Regulation G promulgaged by the Securities and Exchange Commission, with respect to the three and nine months ended March 31, 2006 and March 31, 2005. Reconciliations for those historical non-GAAP financial measures are included with the press release, a copy of which is attached as Exhibit 99.1. The Company believes that the presentation of the historical non-GAAP financial measures provides useful supplementary data to facilitate additional analysis by investors, including year to year comparisons prior to adoption of SFAS 123R. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release Dated May 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: May 10, 2006	/s/ Matthew Plavan
Matthew Plavan,
Chief Financial Officer